UNITED STATES OF AMERICA
                SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549



                             FORM 8-K



          Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Act of 1934



Date of Report (Date of earliest event reported)  April 6, 1998
                                                 ---------------
(December 2, 1997)
-----------------


                     COMTEC INTERNATIONAL, INC.
        (Exact name of registrant as specified in its charter)



      New Mexico                0-12116             75-2456757
      ----------                -------             ----------
   (State or other            (Commission         (IRS Employer
     Jurisdiction             File Number)     Identification No.)
   Of Incorporation)

9350 East Arapahoe Road, Suite 340, Englewood, Co.     80112
     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:   (303) 662-
1198



               This Document consists of 17 pages

Item 5:  Other Items

Organization of New Subsidiary

On December 2, 1997 the Company organized a new wholly owned subsidiary, "Custom Concepts, Inc.", a Colorado Corporation.
Custom Concepts, Inc. has no operations or significant assets.

Change of Name of Subsidiary

On January 14, 1998 the Company changed the name of its wholly owned subsidiary, CTI Real Estate, Inc., a Colorado Corporation, to "AmNet Resources, Inc." AmNet Resources, Inc. has no operations or significant assets.



Item 9:  Issuance of Securities Pursuant to Regulation S Exemption

Issuance of Convertible Debt Financing and Subsequent Conversion of Convertible Debt Financing to Equity

As was reported on an 8-K filed December 29, 1997, the Company issued convertible debt financing instruments totaling One Million Six Hundred Thousand Dollars ($1,600,000) of convertible debt financing to certain shareholders of Geneva Reinsurance Company, Ltd., a corporation organized outside of the United States of America, whose shareholders are not residents of the United States of America. The debt financing was incurred to finance the initial acquisition of certain Specialized Mobile Radio assets from Centennial Communications, Inc. The terms of the convertible debt financing are, maturity date: December 31, 2000, interest at 12% per annum due on December 31, 2000, and a conversion feature effective after January 31, 1998, allowing the holders of the debt to convert said debt into equity at the rate of ten units, each unit consisting of one share of .001 par value common stock of the Company and one warrant to purchase one share of .001 par value common stock at a price of $2.90 per share, per one dollar of debt converted. Accrued interest would be forfeited upon conversion to equity. The Company has thirty one days from the date of notice of intent of the debt holder to convert in which to prepay the debt together with accrued interest thereon, if such debt is so prepaid, the holder's conversion right is terminated. The convertible debt is subordinated to all indebtedness of the Company to banks and financial institutions whether incurred prior to or subsequent to
the convertible debt.   The transaction took place outside of the
United States of America on Grand Cayman, British West Indies, with entities that are not residents of the United States of America pursuant to exemption from registration provided by Regulation S. No underwriter was involved in the transaction and no cash commissions or discounts were paid by the Company.

On March 23, 1998 ComTec International, Inc. (the "Company") converted convertible debt financing instruments totaling One Million Six Hundred Thousand Dollars ($1,600,000) of convertible debt financing described above into equity by issuing 15,999,998 shares of the .001 par value common stock of the Company and 15,999,998 warrants to purchase an additional 15,999,998 shares of the .001 par value common stock of the Company in conversion of a total of $1,600,000 in convertible debt financing instruments originally issued to certain shareholders of Geneva Reinsurance Company, Ltd., a corporation organized outside of the United States of America, whose shareholders are not residents of the United States of America. All of the warrants are exercisable at any time during a three year period following issuance of the warrants at an exercise price of $2.90 per share. The originating transaction took place outside of the United States of America on Grand Cayman, British West Indies, with entities which are not residents of the United States of America pursuant to exemption from registration provided by Regulation S. No underwriter was involved in the transaction and no cash commissions or discounts were paid by the Company.

The following table sets forth the issuance of shares pursuant to Regulation S exemption from registration as described above.

3/23/98 issue of .001 par value common stock in exchange for $1,600,000 Debenture Conversion

DATE      SHAREHOLDER NAME                    PER    NUMBER OF  CASH PAID TO  OTHER NONCASH
                                             SHARE
                                             OFFER
SOLD:                                        PRICE    SHARES      COMPANY     CONSIDERATION
                                             -----  ---------   ----------    -------------
 3/23/98  AFCT limited                       $0.10      3,104         $310
 3/23/98  April Gold Inc.                    $0.10    485,517      $48,552
 3/23/98  Aqua Ltd.                          $0.10      9,195         $920
 3/23/98  Buckingham Limited                 $0.10    121,724      $12,172
 3/23/98  Caribbean Ventures Ltd.            $0.10      4,822         $482
 3/23/98  Carmel International Ltd.          $0.10      6,897         $690
 3/23/98  Creative Marketing and
           Management Services Inc.          $0.10    441,379      $44,138
 3/23/98  Crem Ltd.                          $0.10      4,400         $440
 3/23/98  Crystal Valley Limited             $0.10      6,008         $601
 3/23/98  Delabar Limited                    $0.10    104,828      $10,483
 3/23/98  Eagle Leasing Ltd.                 $0.10  1,470,000     $147,000
 3/23/98  Equity Capital Alliance            $0.10     28,935       $2,894
 3/23/98  F.U.S.T.A. Ltd.                    $0.10    472,031      $47,203
 3/23/98  Fibeon Pengyu Ltd.                 $0.10     17,759       $1,776
 3/23/98  Freden International Ltd.          $0.10      2,943         $294
 3/23/98  Geneva Reinsurance Company Ltd.    $0.10  1,240,000     $124,000
 3/23/98  Geninvest S.A.                     $0.10    485,517      $48,552
 3/23/98  Global Engineering Ltd.            $0.10    463,448      $46,345
 3/23/98  Global Image Limited               $0.10     41,035       $4,104
 3/23/98  Global Image Limited               $0.10     15,517       $1,552
 3/23/98  Gracious Harvest ltd.              $0.10      6,130         $613
 3/23/98  Havilah Limited                    $0.10      6,130         $613
 3/23/98  Hawgital Company, Ltd.             $0.10    449,305      $44,931
 3/23/98  Ingelton International Ltd.        $0.10     10,544       $1,054
 3/23/98  Ingelton International Ltd.        $0.10    482,837      $48,284
 3/23/98  Integrated Circuit Technology Inc. $0.10    147,126      $14,713
 3/23/98  Intermark International Limited    $0.10     12,261       $1,226
 3/23/98  Islesum Ltd.                       $0.10     33,717       $3,372
 3/23/98  Jalamanta Ltd.                     $0.10      7,759         $776
 3/23/98  Jason Development Inc.             $0.10  1,531,400     $153,140
 3/23/98  Jewel of the Orient Company Ltd.   $0.10  1,530,151     $153,015
 3/23/98  Jonrich Co. Ltd.                   $0.10      6,376         $638
 3/23/98  Kaw Ltd.                           $0.10      2,146         $215
 3/23/98  Kori Foundation Ltd.               $0.10      7,724         $772
 3/23/98  Lancaster Group Limited            $0.10     12,261       $1,226
 3/23/98  Le Petit Bouffant Ltd.             $0.10      3,678         $368
 3/23/98  Liberty Resources Ltd.             $0.10    441,379      $44,138
 3/23/98  Lord's Trust Limited               $0.10     15,337       $1,534
 3/23/98  Madison Investments Limited        $0.10      9,195         $920
 3/23/98  Majestic II Ltd.                   $0.10     22,966       $2,297
 3/23/98  Malama Ohana Limited               $0.10      4,782         $478
 3/23/98  Marika Enterprises Limited         $0.10     22,192       $2,219
 3/23/98  Marika Enterprises Limited         $0.10     31,035       $3,104
 3/23/98  Meadowlark Limited                 $0.10     24,521       $2,452
 3/23/98  Midasotu International Ltd.        $0.10     12,996       $1,300
 3/23/98  Moneypenny Ltd.                    $0.10  1,220,000     $122,000

                                            3

 3/23/98  Mountain Top Investments Ltd.      $0.10      3,525         $353
 3/23/98  New Frontier Limited               $0.10     15,517       $1,552
 3/23/98  Nutraceuties Ltd.                  $0.10    460,611      $46,061
 3/23/98  Olympia International Ltd.         $0.10      6,130         $613
 3/23/98  Omni Investing Ltd.                $0.10    455,251      $45,525
 3/23/98  Pacific Manta Limited              $0.10      6,130         $613
 3/23/98  Pacific Manta Ltd.                 $0.10     17,241       $1,724
 3/23/98  Palmtree Investment Limited        $0.10      9,825         $983
 3/23/98  Petra International Ltd.           $0.10     10,299       $1,030
 3/23/98  PFFG Holdings Ltd.                 $0.10     24,521       $2,452
 3/23/98  Progeny Company Ltd.               $0.10      1,839         $184
 3/23/98  Property Quest Limited             $0.10    463,448      $46,345
 3/23/98  Rapa Limited                       $0.10     17,241       $1,724
 3/23/98  Resurrection Investments Ltd.      $0.10     10,176       $1,018
 3/23/98  Rettoes Ltd.                       $0.10  1,532,000     $153,200
 3/23/98  Sherry International Ltd.          $0.10     10,891       $1,089
 3/23/98  Skylark Limited                    $0.10     20,000       $2,000
 3/23/98  Summit Ltd.                        $0.10      8,705         $871
 3/23/98  Triplehead Limited                 $0.10     12,414       $1,241
 3/23/98  Triplehead Limited                 $0.10      1,410         $141
 3/23/98  W.S. McManagement Ltd.             $0.10      6,222         $622
 3/23/98  Wellington Holdings                $0.10  1,410,000     $141,000
 3/23/98  Wellward Limited                   $0.10     11,218       $1,122
 3/23/98  Z Kak Limited                      $0.10      6,377         $638

Total issue of .001 par value common stock
  in exchange for $1.6M                            15,999,998   $1,600,000


The following table sets forth the issuance of warrants pursuant to Regulation S exemption from registration as described above. The warrants reported below expire on March 23, 2001.


3/23/98 issue of warrants for .001 par value common stock in exchange for $1,600,000 Debenture Conversion

DATE      SHAREHOLDER NAME                 EXERCISE  NUMBER OF  CASH PAID TO  OTHER NONCASH
SOLD:                                        PRICE    WARRANTS    COMPANY     CONSIDERATION
                                             -----   ---------    -------     -------------
 3/23/98  AFCT limited                       $2.90       3,104      $0.01
 3/23/98  April Gold Inc.                    $2.90     485,517      $0.01
 3/23/98  Aqua Ltd.                          $2.90       9,195      $0.01
 3/23/98  Buckingham Limited                 $2.90     121,724      $0.01
 3/23/98  Caribbean Ventures Ltd.            $2.90       4,822      $0.01
 3/23/98  Carmel International Ltd.          $2.90       6,897      $0.01
 3/23/98  Creative Marketing and
            Management Services Inc.         $2.90     441,379      $0.01
 3/23/98  Crem Ltd.                          $2.90       4,400      $0.01
 3/23/98  Crystal Valley Limited             $2.90       6,008      $0.01
 3/23/98  Delabar Limited                    $2.90     104,828      $0.01
 3/23/98  Eagle Leasing Ltd.                 $2.90   1,470,000      $0.01
 3/23/98  Equity Capital Alliance            $2.90      28,935      $0.01
 3/23/98  F.U.S.T.A. Ltd.                    $2.90     472,031      $0.01
 3/23/98  Fibeon Pengyu Ltd.                 $2.90      17,759      $0.01
 3/23/98  Freden International Ltd.          $2.90       2,943      $0.01
 3/23/98  Geneva Reinsurance Company Ltd.    $2.90   1,240,000      $0.01
 3/23/98  Geninvest S.A.                     $2.90     485,517      $0.01

                                            4

 3/23/98  Global Engineering Ltd.            $2.90     463,448      $0.01
 3/23/98  Global Image Limited               $2.90      41,035      $0.01
 3/23/98  Global Image Limited               $2.90      15,517      $0.01
 3/23/98  Gracious Harvest ltd.              $2.90       6,130      $0.01
 3/23/98  Havilah Limited                    $2.90       6,130      $0.01
 3/23/98  Hawgital Company, Ltd.             $2.90     449,305      $0.01
 3/23/98  Ingelton International Ltd.        $2.90      10,544      $0.01
 3/23/98  Ingelton International Ltd.        $2.90     482,837      $0.01
 3/23/98  Integrated Circuit Technology Inc. $2.90     147,126      $0.01
 3/23/98  Intermark International Limited    $2.90      12,261      $0.01
 3/23/98  Islesum Ltd.                       $2.90      33,717      $0.01
 3/23/98  Jalamanta Ltd.                     $2.90       7,759      $0.01
 3/23/98  Jason Development Inc.             $2.90   1,531,400      $0.01
 3/23/98  Jewel of the Orient Company Ltd.   $2.90   1,530,151      $0.01
 3/23/98  Jonrich Co. Ltd.                   $2.90       6,376      $0.01
 3/23/98  Kaw Ltd.                           $2.90       2,146      $0.01
 3/23/98  Kori Foundation Ltd.               $2.90       7,724      $0.01
 3/23/98  Lancaster Group Limited            $2.90      12,261      $0.01
 3/23/98  Le Petit Bouffant Ltd.             $2.90       3,678      $0.01
 3/23/98  Liberty Resources Ltd.             $2.90     441,379      $0.01
 3/23/98  Lord's Trust Limited               $2.90      15,337      $0.01
 3/23/98  Madison Investments Limited        $2.90       9,195      $0.01
 3/23/98  Majestic II Ltd.                   $2.90      22,966      $0.01
 3/23/98  Malama Ohana Limited               $2.90       4,782      $0.01
 3/23/98  Marika Enterprises Limited         $2.90      22,192      $0.01
 3/23/98  Marika Enterprises Limited         $2.90      31,035      $0.01
 3/23/98  Meadowlark Limited                 $2.90      24,521      $0.01
 3/23/98  Midasotu International Ltd.        $2.90      12,996      $0.01
 3/23/98  Moneypenny Ltd.                    $2.90   1,220,000      $0.01
 3/23/98  Mountain Top Investments Ltd.      $2.90       3,525      $0.01
 3/23/98  New Frontier Limited               $2.90      15,517      $0.01
 3/23/98  Nutraceuties Ltd.                  $2.90     460,611      $0.01
 3/23/98  Olympia International Ltd.         $2.90       6,130      $0.01
 3/23/98  Omni Investing Ltd.                $2.90     455,251      $0.01
 3/23/98  Pacific Manta Limited              $2.90       6,130      $0.01
 3/23/98  Pacific Manta Ltd.                 $2.90      17,241      $0.01
 3/23/98  Palmtree Investment Limited        $2.90       9,825      $0.01
 3/23/98  Petra International Ltd.           $2.90      10,299      $0.01
 3/23/98  PFFG Holdings Ltd.                 $2.90      24,521      $0.01
 3/23/98  Progeny Company Ltd.               $2.90       1,839      $0.01
 3/23/98  Property Quest Limited             $2.90     463,448      $0.01
 3/23/98  Rapa Limited                       $2.90      17,241      $0.01
 3/23/98  Resurrection Investments Ltd.      $2.90      10,176      $0.01
 3/23/98  Rettoes Ltd.                       $2.90   1,532,000      $0.01
 3/23/98  Sherry International Ltd.          $2.90      10,891      $0.01
 3/23/98  Skylark Limited                    $2.90      20,000      $0.01
 3/23/98  Summit Ltd.                        $2.90       8,705      $0.01
 3/23/98  Triplehead Limited                 $2.90      12,414      $0.01
 3/23/98  Triplehead Limited                 $2.90       1,410      $0.01
 3/23/98  W.S. McManagement Ltd.             $2.90       6,222      $0.01
 3/23/98  Wellington Holdings                $2.90   1,410,000      $0.01

                                            5

 3/23/98  Wellward Limited                   $2.90      11,218      $0.01
 3/23/98  Z Kak Limited                      $2.90       6,377      $0.01

total issue of warrants for .001
  par value common stock ($1.6M debt)               15,999,998      $0.70


Issuance of Common Stock and Warrants in satisfaction of commitments for Finder Fees

On March 23, 1998 ComTec International, Inc. (the "Company") converted commitments consisting of One Hundred Sixty Thousand Dollars ($160,000) agreed value of finders fee commitments into equity by issuing 1,600,000 shares of the .001 par value common stock of the Company and 1,600,000 warrants to purchase an additional 1,600,000 shares of the .001 par value common stock of the Company in conversion of a total of $160,000 in finders fee commitments owed to L. D. Rowe, an individual not a resident of the United States of America. All of the warrants are exercisable at any time during a three year period following issuance of the warrants at an exercise price of $2.90 per share. The originating transaction took place outside of the United States of America on Grand Cayman, British West Indies, with a person not a resident of the United States of America pursuant to exemption from registration provided by Regulation S. No underwriter was involved in the transaction and no cash commissions or discounts were paid by the Company.

The following table sets forth the issuance of shares pursuant to Regulation S exemption from registration as described above.


6/30/97 issue of .001 par value common stock for finder fees

DATE      SHAREHOLDER NAME                 PER    NUMBER OF   CASH PAID TO  OTHER NONCASH
                                          SHARE
SOLD:                                     OFFER    SHARES       COMPANY     CONSIDERATION
                                          PRICE
                                          -----   ---------     -------     -------------
 3/23/98  L. D. Rowe                      $0.10   1,600,000          $0     Finders Fees

Total issue of .001 par value
  common stock in finder fees on $1.6M                         $160,000    $ value to
                                                                           finder

The following table sets forth the issuance of warrants pursuant to Regulation S exemption from registration as described above. The warrants reported below expire on March 23, 2001.


6/30/97 issue of warrants to purchase
 .001 par value common stock for finder fees

DATE      SHAREHOLDER NAME        EXERCISE     NUMBER OF     CASH PAID TO     OTHER NONCASH
SOLD:                              PRICE        WARRANTS       COMPANY        CONSIDERATION
                                   -----       ---------       -------        -------------
 3/23/98  L. D. Rowe               $2.90       1,600,000         $0.00        Finders Fees

Total issue of .001 par value
  common stock in finder fees on $1.6M


Issuance of Common Stock and Warrants in satisfaction of Commitments for Giant LED Screens and Funding

As reported in an 8-K filed May 12, 1997 and in the Company's Form 10QSB for the period ended March 31, 1997, the Company obtained assets consisting of giant LED screens preliminarily valued at $2.4 million dollars and related funding of $1,000,000 in exchange for commitments to issue .001 par value common stock of the Company and warrants to issue .001 par value common stock of the Company based upon a per share issue price of $.48 per share with an equivalent number of warrants to purchase shares of the Company's .001 par value common stock. On March 23, 1998 ComTec International, Inc. (the "Company") converted commitments consisting of One Million Dollars ($1,000,000) of debt and Two Million Four Hundred Thousand Dollars ($2,400,000) agreed value of giant LED screen assets previously delivered to the Company into equity by issuing 7,083,334 shares of the .001 par value common stock of the Company and 7,083,334 warrants to purchase an additional 7,083,334 shares of the .001 par value common stock of the Company in conversion of a total of $3,400,000 in commitments originally issued to certain shareholders of Geneva Reinsurance Company, Ltd., a corporation organized outside of the United States of America, whose shareholders are not residents of the United States of America. All of the warrants are exercisable at any time during a three year period following issuance of the warrants at an exercise price of $2.90 per share. The originating transaction took place outside of the United States of America on Grand Cayman, British West Indies, with entities which are not residents of the United States of America pursuant to exemption from registration provided by Regulation S. No underwriter was involved in the transaction and no cash commissions or discounts were paid by the Company.

The following table sets forth the issuance of shares pursuant to Regulation S exemption from registration as described above.


Issue of .001 par value common stock in exchange for LED Assets and $1,000,000 Cash Consideration

DATE      SHAREHOLDER NAME               PER    NUMBER OF  CASH PAID TO  ADDITIONAL NONCASH
                                        SHARE
SOLD:                                   OFFER     SHARES     COMPANY       CONSIDERATION
                                        -----   ---------  ----------    ------------------
 3/23/98  April Gold, Inc.              $0.48     880,000    $124,235    12.4% LED Assets
 3/23/98  Geninvest S.A.                $0.48     880,000    $124,235    12.4% LED Assets
 3/23/98  Global Engineering, Ltd.      $0.48     840,000    $118,588    11.9% LED Assets
 3/23/98  Ingelton International, Ltd.  $0.48     875,143    $123,550    12.4% LED Assets
 3/23/98  Integrated Circuit
            Technology, Inc.            $0.48     266,667     $37,647    3.8% LED Assets
 3/23/98  Liberry Resources, Ltd.       $0.48     800,000    $112,941    11.3% LED Assets
 3/23/98  Nutraceutics, Ltd.            $0.48     834,857    $117,862    11.8% LED Assets
 3/23/98  Pacific Manta Limited         $0.48      11,111      $1,569    0.2% LED Assets
 3/23/98  Property Quest Limited        $0.48     840,000    $118,588    11.9% LED Assets
 3/23/98  World Data Limited            $0.48     855,556    $120,784    12.1% LED Assets

   Total for 3/23/98 issue of .001 par value
   common stock (LED Assets and $1,000,000)     7,083,334  $1,000,000    $2,400,000 value


The following table sets forth the issuance of warrants pursuant to Regulation S exemption from registration as described above. The warrants reported below expire on March 23, 2001.


Issue of warrants for .001 par value common stock in exchange for LED Assets and $1,000,000 Cash

DATE      SHAREHOLDER  NAME            EXERCISE  NUMBER OF  CASH PAID TO  ADDITIONAL NONCASH
SOLD:                                    PRICE    WARRANTS     COMPANY    CONSIDERATION
                                         -----   ---------     -------    ------------------
 3/23/98  April Gold, Inc.               $2.90     880,000       $0.01    12.4% LED Assets
 3/23/98  Geninvest S.A.                 $2.90     880,000       $0.01    12.4% LED Assets
 3/23/98  Global Engineering, Ltd.       $2.90     840,000       $0.01    11.9% LED Assets
 3/23/98  Ingelton International, Ltd.   $2.90     875,143       $0.01    12.4% LED Assets
 3/23/98  Integrated Circuit
            Technology, Inc.             $2.90     266,667       $0.01    3.8% LED Assets
 3/23/98  Liberry Resources, Ltd.        $2.90     800,000       $0.01    11.3% LED Assets
 3/23/98  Nutraceutics, Ltd.             $2.90     834,857       $0.01    11.8% LED Assets
 3/23/98  Pacific Manta Limited          $2.90      11,111       $0.01    0.2% LED Assets
 3/23/98  Property Quest Limited         $2.90     840,000       $0.01    11.9% LED Assets
 3/23/98  World Data Limited             $2.90     855,556       $0.01    12.1% LED Assets

total warrants for purchase of .001 par
  value common stock (LED Assets)                7,083,334       $0.10


Previously Reported Issuance of Common Stock and Warrants in
Conversion of Debentures

As reported by a previous 8-K filing dated July 14, 1997, on June 30, 1997, certain shareholders of Geneva Reinsurance Company, Ltd. were issued 3,125,000 shares of the Company's .001 par value common stock and 3,125,000 warrants to purchase the Company's .001 par value common stock. All of the 3,125,000 warrants are exercisable at any time during a three year period following issuance of the warrants at an exercise price of $4.50 per share. All of the total of 3,125,000 shares and 3,125,000 warrants directed to be issued on 6/30/98 were issued to entities organized outside of the United States of America and entities and persons who are not residents of the United States of America pursuant to exemption from
registration provided by Regulation S.   The transaction converted
$1.5 million of convertible debt previously issued by the Company and described in Form 8-K dated May 12, 1997 into equity of the Company. The originating transaction took place outside of the United States of America on Grand Cayman, British West Indies, with entities which are not residents of the United States of America pursuant to exemption from registration provided by Regulation S. No underwriter was involved in the transaction and no cash commissions or discounts were paid by the Company.

The following table sets forth the issuance of shares pursuant to
Regulation S exemption from registration as described above.
 .

6/30/97 issue of .001 par value common stock for debenture

DATE      SHAREHOLDER NAME                   PER    NUMBER OF  CASH PAID TO  OTHER NONCASH
                                            SHARE
SOLD:                                       PRICE    SHARES      COMPANY    CONSIDERATION
                                            -----  ---------   ----------   -------------
 6/30/97  Aqua, Ltd.                        $0.48     16,667       $8,000
 6/30/97  Caribbean Ventures, Ltd.          $0.48      8,739       $4,195
 6/30/97  Creative Marketing and
            Management Services, Inc.       $0.48    800,000     $384,000
 6/30/97  Crystal Valley Limited            $0.48     10,889       $5,227
 6/30/97  Equity Capital Alliance           $0.48     52,444      $25,173
 6/30/97  Freden International, Ltd.        $0.48      5,333       $2,560
 6/30/97  Gracious Harvest, Ltd.            $0.48     11,111       $5,333
 6/30/97  Havilah, Limited                  $0.48     11,111       $5,333
 6/30/97  Hawgital Company, Ltd.            $0.48    814,364     $390,895
 6/30/97  Ingelton International, Ltd.      $0.48     19,111       $9,173
 6/30/97  Intermark International, Limited  $0.48     22,222      $10,667
 6/30/97  Islesun, Ltd.                     $0.48     61,111      $29,333
 6/30/97  Jonrich Co., Ltd.                 $0.48     11,555       $5,547
 6/30/97  Kaw, Ltd.                         $0.48      3,889       $1,867
 6/30/97  Kori Foundation                   $0.48     14,000       $6,720
 6/30/97  Lancaster Group, Limited          $0.48     22,222      $10,667
 6/30/97  Le Petit Bouffant, Ltd.           $0.48      6,667       $3,200
 6/30/97  Madison Investments Limited       $0.48     16,667       $8,000
 6/30/97  Malama Ohana Limited              $0.48      8,667       $4,160
 6/30/97  Marika Enterprises Limited        $0.48     40,222      $19,307
 6/30/97  Meadowlark Limited                $0.48     44,444      $21,333
 6/30/97  Midasotu International, Ltd.      $0.48     23,555      $11,307
 6/30/97  Mountain Top Investments, Ltd.    $0.48      8,739       $4,195
 6/30/97  Olympia International, Ltd.       $0.48     11,111       $5,333
 6/30/97  Omni Investing, Ltd.              $0.48    825,143     $396,069
 6/30/97  Petra International, Ltd.         $0.48     18,667       $8,960
 6/30/97  PFFG Holdings, Ltd.               $0.48     44,444      $21,333
 6/30/97  Progeny Company, Ltd.             $0.48      3,333       $1,600
 6/30/97  Resurrection Investments, Ltd.    $0.48     18,444       $8,853
 6/30/97  Sherry International, Ltd.        $0.48     19,739       $9,475

                                            8

 6/30/97  Summit, Ltd.                      $0.48     15,778       $7,573
 6/30/97  Sun Investments Limited           $0.48     44,444      $21,333
 6/30/97  Sun Investments Limited           $0.48     44,444      $21,333
 6/30/97  Triplehead Limited                $0.48      2,555       $1,227
 6/30/97  W.S. McManagement Ltd.            $0.48     11,278       $5,413
 6/30/97  Wellward Limited                  $0.48     20,333       $9,760
 6/30/97  Z-Kale Limited                    $0.48     11,555       $5,547

total for 6/30/97 issue of .001 par value
   common stock for debenture                      3,125,000   $1,500,000


The following table sets forth the issuance of warrants pursuant to Regulation S exemption from registration as described above. The warrants reported below expire on June 30, 2000.


6/30/97 issue of warrants to purchase .001 par value common stock

DATE      SHAREHOLDER NAME               EXERCISE   NUMBER OF   CASH PAID TO  OTHER NONCASH
SOLD:                                      PRICE     WARRANTS     COMPANY     CONSIDERATION
                                           -----    ---------     -------     -------------
 6/30/97  Aqua, Ltd.                       $4.50       16,667       $0.01
 6/30/97  Caribbean Ventures, Ltd.         $4.50        8,739       $0.01
 6/30/97  Creative Marketing and
            Management Services, Inc.      $4.50      800,000       $0.01
 6/30/97  Crystal Valley Limited           $4.50       10,889       $0.01
 6/30/97  Equity Capital Alliance          $4.50       52,444       $0.01
 6/30/97  Freden International, Ltd.       $4.50        5,333       $0.01
 6/30/97  Gracious Harvest, Ltd.           $4.50       11,111       $0.01
 6/30/97  Havilah, Limited                 $4.50       11,111       $0.01
 6/30/97  Hawgital Company, Ltd.           $4.50      814,364       $0.01
 6/30/97  Ingelton International, Ltd.     $4.50       19,111       $0.01
 6/30/97  Intermark International, Limited $4.50       22,222       $0.01
 6/30/97  Islesun, Ltd.                    $4.50       61,111       $0.01
 6/30/97  Jonrich Co., Ltd.                $4.50       11,555       $0.01
 6/30/97  Kaw, Ltd.                        $4.50        3,889       $0.01
 6/30/97  Kori Foundation                  $4.50       14,000       $0.01
 6/30/97  Lancaster Group, Limited         $4.50       22,222       $0.01
 6/30/97  Le Petit Bouffant, Ltd.          $4.50        6,667       $0.01
 6/30/97  Madison Investments Limited      $4.50       16,667       $0.01
 6/30/97  Malama Ohana Limited             $4.50        8,667       $0.01
 6/30/97  Marika Enterprises Limited       $4.50       40,222       $0.01
 6/30/97  Meadowlark Limited               $4.50       44,444       $0.01
 6/30/97  Midasotu International, Ltd.     $4.50       23,555       $0.01
 6/30/97  Mountain Top Investments, Ltd.   $4.50        8,739       $0.01
 6/30/97  Olympia International, Ltd.      $4.50       11,111       $0.01
 6/30/97  Omni Investing, Ltd.             $4.50      825,143       $0.01
 6/30/97  Petra International, Ltd.        $4.50       18,667       $0.01
 6/30/97  PFFG Holdings, Ltd.              $4.50       44,444       $0.01
 6/30/97  Progeny Company, Ltd.            $4.50        3,333       $0.01
 6/30/97  Resurrection Investments, Ltd.   $4.50       18,444       $0.01
 6/30/97  Sherry International, Ltd.       $4.50       19,739       $0.01
 6/30/97  Summit, Ltd.                     $4.50       15,778       $0.01
 6/30/97  Sun Investments Limited          $4.50       44,444       $0.01
 6/30/97  Sun Investments Limited          $4.50       44,444       $0.01
 6/30/97  Triplehead Limited               $4.50        2,555       $0.01
 6/30/97  W.S. McManagement Ltd.           $4.50       11,278       $0.01
 6/30/97  Wellward Limited                 $4.50       20,333       $0.01

                                            9

 6/30/97  Z-Kale Limited                   $4.50       11,555       $0.01

total for 6/30/97 issue of warrants for
  .001 par value common stock                       3,125,000       $0.37


Previously Reported Issuance of Common Stock and Warrants in satisfaction of Finder Fee commitments

On June 30, 1997, ComTec International, Inc. (the "Company") converted commitments consisting of Four Hundred Ninety Thousand Dollars ($490,000) agreed value of finders fee commitments into equity by issuing 1,020,834 shares of the .001 par value common stock of the Company and 1,020,834 warrants to purchase an additional 1,020,834 shares of the .001 par value common stock of the Company in conversion of a total of $490,000 in finders fee commitments owed to L. D. Rowe, an individual not a resident of the United States of America and Geneva Reinsurance Company, Limited, an entity organized outside of the United States of America. All of the warrants are exercisable at any time during a three year period following issuance of the warrants at an exercise price of $4.50 per share. The originating transaction took place outside of the United States of America on Grand Cayman, British West Indies, with a person and an entity, neither of which was a resident of the United States of America, pursuant to exemption from registration provided by Regulation S. No underwriter was involved in the transaction and no cash commissions or discounts were paid by the Company.

The following table sets forth the issuance of shares pursuant to Regulation S exemption from registration as described above.


6/30/97 issue of .001 par value common stock for finder fees

DATE      SHAREHOLDER NAME                    PER   NUMBER OF  CASH PAID TO  OTHER NONCASH
                                             SHARE
SOLD:                                        OFFER    SHARES     COMPANY     CONSIDERATION
                                             PRICE
                                             -----  ---------    --------    -------------
 6/30/97  L.D. Rowe                          $0.48    510,417          $0    Finders Fees
 6/30/97  Geneva Reinsurance Company Limited $0.48    510,417          $0    Finders Fees

Total 6/30/97 issue of .001 par value common
  stock for finder fees                             1,020,834    $490,000    $ value to
                                                                             finder

The following table sets forth the issuance of warrants pursuant to Regulation S exemption from registration as described above. The warrants reported below expire on June 30, 2000.


6/30/97 issue of warrants to purchase .001 par value common stock for finders fees

DATE      SHAREHOLDER  NAME                EXERCISE  NUMBER OF  CASH PAID TO  OTHER NONCASH
SOLD:                                        PRICE    WARRANTS     COMPANY    CONSIDERATION
                                             -----   ---------     -------    -------------
 6/30/97  L.D. Rowe                          $4.50     510,417       $0.00    Finders Fees
 6/30/97  Geneva Reinsurance Company Limited $4.50     510,417       $0.00    Finders Fees

Total 6/30/97 issue of warrants for
  .001 par value common stock for finder fees        1,020,834


Previously Reported Issuance of Common Stock and Warrants in satisfaction of interest payment obligations

On June 30, 1997, ComTec International, Inc. (the "Company") converted commitments to pay interest on debentures totaling Forty Six Thousand Six Hundred Three Dollars ($46,603) agreed value of interest payment commitments into equity by issuing 97,089 shares of the .001 par value common stock of the Company and 97,089 warrants to purchase an additional 97,089 shares of the .001 par value common stock of the Company in conversion of a total of $46,603 in interest payment commitments owed to L. D. Rowe, an individual not a resident of the United States of America and Geneva Reinsurance Company, Limited, an entity organized outside of the United States of America. All of the warrants are exercisable at any time during a three year period following issuance of the warrants at an exercise price of $4.50 per share. The originating transaction took place outside of the United States of America on Grand Cayman, British West Indies, with a person and an entity, neither of which was a resident of the United States of America, pursuant to exemption from registration provided by Regulation S. No underwriter was involved in the transaction and no cash commissions or discounts were paid by the Company.

The following table sets forth the issuance of shares pursuant to Regulation S exemption from registration as described above.


     6/30/97 issue of .001 par value common stock for interest

 6/30/97  Geneva Reinsurance Company Limited  $0.48   48,545       $0  lieu of interest
 6/30/97  L.D. Rowe                           $0.48   48,544       $0  lieu of interest

Total 6/30/97 issue of .001 par value
  common stock for debenture interest                 97,089  $46,603  $ value of interest


The following table sets forth the issuance of warrants pursuant to Regulation S exemption from registration as described above. The warrants reported below expire on June 30, 2000.


6/30/97 issue of warrants to purchase .001 par value common stock for interest

DATE      SHAREHOLDER NAME                 EXERCISE  NUMBER OF CASH PAID TO  OTHER NONCASH
SOLD:                                        PRICE    WARRANTS   COMPANY     CONSIDERATION
                                             -----    --------   -------     ----------------
 6/30/97  Geneva Reinsurance Company Limited $4.50      48,545     $0.00     lieu of interest
 6/30/97  L.D. Rowe                          $4.50      48,544     $0.00     lieu of interest

Total 6/30/97 issue of warrants for
  .001 par value common stock                           97,089








Exhibits

9.1 Warrant Agreement


                           SIGNATURES

                                      ComTec International, Inc.
                                      --------------------------
                                             (Registrant)

Date:   April 6, 1998

                    s/s Donald G. Mack
                    ----------------------------------------
                    Donald G. Mack - Authorized Officer, CEO and President.

Exhibit 9.1 Warrant Agreement                            Form 8-K


NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933 AND THE TERMS AND CONDITIONS HEREOF. THE HOLDER OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE RESTRICTIONS HEREIN SET FORTH.

               WARRANT TO PURCHASE COMMON STOCK

                              OF

                   COMTEC INTERNATIONAL, INC.

                      ____________ Shares

  VOID AFTER 5:00 P.M. DENVER, COLORADO TIME, March 23, 2001

     FOR VALUE RECEIVED, ComTec International, Inc., a corporation organized under the laws of the State of New Mexico (the "Company"), promises to issue in the name of, sell and deliver to _________________________ (the "Holder"), a certificate or certificates for ________________________________ (__________) of
its fully paid and non-assessable Shares of Common Stock, $.001 par value per Share (the "Shares"), at any time on or after March 23, 1998 and prior to 5:00 p.m. Denver, Colorado time on March 23, 2001 (the "Expiration Date"), upon payment therefor of Two Dollars and ninety cents ($2.90) per Share in lawful funds of the United States of America, such amounts (the "Basic Exercise Price") being subject to adjustment in the circumstances set forth hereinbelow. This applicable Basic Exercise Price, until such adjustment is made and thereafter as adjusted from time to time, is called the "Exercise Price.

     THIS WARRANT MAY NOT BE ASSIGNED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ENCUMBERED OR DISPOSED OF BY THE HOLDER, EXCEPT BY THE HOLDER'S EXERCISE HEREOF AS SET FORTH HEREIN FOLLOWING DUE REGISTRATION UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR ESTABLISHMENT OF THE AVAILABILITY OF AN EXEMPTION THEREFROM (AT WHICH TIME SAID TRANSFEREE SHALL BE DEEMED THE "HOLDER" HEREUNDER).

     1. Exercise of Warrant. In case the Holder of this Warrant shall desire to exercise this Warrant in whole or in part, the Holder shall surrender this Warrant, with the form of exercise notice on the last page hereof duly executed by the Holder, to the Company accompanied by payment of the Exercise Price.

     This Warrant may be exercised in whole or in part, but not for a fractional Share. In case of the exercise in part only, the Company will deliver to the Holder a new Warrant of like tenor in the name of the Holder evidencing the right to purchase the number Shares of Common Stock as to which this Warrant has not been exercised. This Warrant, at any time prior to the exercise hereof, upon presentation and surrender to the Company may be exchanged, alone or with other Warrants of like tenor registered in the name of the same Holder, for another Warrant or other Warrants of like tenor in the name of such Holder exercisable for the same aggregate number of Shares of Common Stock as this Warrant or Warrants surrendered.

     2. Stock Dividends, Reclassifications, Reorganizations, Anti-Dilution Provisions. This Warrant is subject to the following further provisions:

          (a) In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall issue any Shares of its Common Stock as a stock dividend or subdivide the number of outstanding Shares of Common Stock into a greater number of Shares then, in such case, the Exercise Price per Share of the Shares purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced and the number of Shares at that time purchasable pursuant to the Warrant shall be proportionately increased; and conversely, in the event the Company shall contract the number of outstanding Shares of Common Stock combining such Shares into a smaller number of Shares then, in such case, the Exercise Price per

Share of the Shares then purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased and the number of Shares at that time purchasable pursuant to the Warrant shall be proportionately decreased. If the Company shall, at any time during the life of this Warrant, declare a dividend payable in cash on its Common Stock and shall at substantially the same time offer to its stockholders generally a right to purchase new Shares of Common Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all Shares of Common Stock so issued shall, for the purpose of this Warrant, be deemed to have been issued as a stock dividend. Any dividend paid or distributed upon the Common Stock in Shares of any other class of securities shall be treated as a dividend paid in Common Stock to the extent that Shares of Common Stock are issuable upon the conversion thereof.

          (b) In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall be recapitalized by reclassifying its outstanding Common Stock, $.01 par value per Share into Shares with a different par value, or shall thereafter reclassify any such Shares in a like manner (any such Shares being included within the meaning of "Common Stock" as used in this Warrant), or the Company or a successor corporation shall consolidate, or merge with or convey all or substantially all of its, or all or substantially all of any successor corporation's property and assets to any other corporation or corporations (any such corporation being included within the meaning of the term "successor corporation" hereinbefore used in the event of any consolidation or merger of any such corporation with, or the sale of all or substantially all of the property of any such corporation to another corporation or corporations), the Holder of this Warrant shall thereafter have the right to purchase pursuant to and on the terms and conditions and during the time specified in this Warrant, in lieu of the Shares purchasable upon the exercise of this Warrant, such Shares of Common Stock, securities or assets as may be issued or payable with respect to, or in exchange for, the number of Shares theretofore purchasable upon the exercise of this Warrant had such recapitalization, consolidation, merger or conveyance not taken place; and, in any such event, the rights of the Holder of this Warrant to an adjustment in the number of Shares purchasable upon the exercise of this Warrant as herein provided, shall continue and be preserved in respect to any Shares, securities or assets which the Holder of this Warrant becomes entitled to purchase.

          (c) Upon the occurrence of each event requiring an adjustment of the Exercise Price and of the number of Shares purchasable pursuant to this Warrant in accordance with, and as required by, the terms of Subsection (a) of this Section 2, the Company shall use its best efforts to forthwith cause a firm of certified public accountants (who may be the regular accountant for the Company) to compute the adjusted Exercise Price by reason of such event in accordance with the provisions of Subsection (a).
The Company shall forthwith mail to the Holder of this Warrant a copy of such computation which shall be conclusive and shall be binding upon such Holder unless contested by such Holder by written notice to the Company within fourteen (14) days after the mailing thereof by the Company.

          (d)  In case:

               (1) The Company shall make a record of the Holders of its Common Stock for the purpose of entitling them to receive a dividend payable otherwise than in cash, or a cash dividend constituting a partial liquidating dividend, as hereinafter defined; or

               (2) The Company shall make a record of the Holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any Shares of any class or to receive any other rights; or

               (3)  The Company shall set a date for any
reclassification or other reorganization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation or conveyance of all or substantially all of the assets of the Company; or

               (4) The Company shall set a date for the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any case, the Company shall mail to the Holder of this Warrant, at least twenty (20) days prior to such record date or the date set for any action described in subparagraphs (d)(3) and
(d)(4) above, a notice advising such Holder of the date or expected date on which a record is to be taken for the purpose of such dividend, distribution of rights or the date on which such reclassification, reorganization, consolidation, merger conveyance, dissolution, liquidation or winding up is to take place, as the case may be. Such notice shall also specify the date or expected date, if any is to be fixed, as of which Holders of Common Stock of record shall be entitled to participate in said dividend, distribution of rights, or shall be entitled to exchange their Shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be.

          (e) In case the Company, at any time while this Warrant shall remain valid and unexercised, shall sell all or substantially all of its property, or dissolve, liquidate or wind up its affairs or sell or dispose of all or any part of the assets, securities or property of any wholly-owned subsidiary, the Holder of this Warrant shall thereafter be entitled to receive upon exercise hereof in lieu of such Shares of Common Stock of the Company which such Holder would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to such number of Shares of Common Stock of the Company as would otherwise have been issuable upon exercise of this Warrant.

          (f) In the event the Company, at any time while this Warrant shall remain valid and unexercised, shall propose to declare any partial liquidating dividend, it shall notify the Holder of this Warrant as set forth in Subsection (d) of this
Section 2. The term "partial liquidating dividend" shall include a dividend in cash or other property of an amount which, together with all other dividends in cash or other property paid, or declared and set aside for payment, subsequent to June 30, 1998 is equal to or greater than forty (40%) percent of the cumulative consolidated net income of the Company subsequent to two years from the date hereof.

          (g) The provisions of this Section 2 are for the purpose of, and shall be interpreted to the effect that, upon any exercise of this Warrant the Holder shall be entitled to receive the same amount and kind of securities and other property (except cash dividends or rights of the kind described in paragraphs 1 and 2 of subsection (d) of this Section (2) which it would have been entitled to receive as the owner at all times subsequent to the date hereof of the number of Shares purchased upon any such exercise.

          (h) As used throughout this Warrant, the term "Common Stock" shall also mean and include the Company's authorized Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the Holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; and shall also include, unless the context otherwise require, the stock and/or other securities and/or property at the time receivable upon the exercise of this Warrant, including, in case of any consolidation, merger, amalgamation or sale of assets of the character referred to in this Section 2 and the Shares of stock, securities or property provided for in this
Section 2.

     3. Covenants of the Company. The Company hereby covenants and agrees that prior to the expiration of this warrant by exercise or by its terms:

          (a) The Company will not by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions of this Warrant and in the taking of all other actions which may be necessary in order to protect the rights of the Holder against dilution.

          (b) The Company shall at all times reserve and keep available, out of its authorized and unissued capital stock, solely for the purpose of providing for the exercise, forthwith upon the request of the Holder of the Warrant(s) then outstanding and in effect, such number of Shares of Common Stock as shall, from time to time, be sufficient for such exercise of the Warrants(s). The Company shall, from time to time, in accordance with the laws of the State of New Mexico, increase the authorized amount of its capital stock if at any time the number of Shares of Common Stock remaining unissued and unreserved for other purposes shall not be sufficient to permit the exercise of the Warrant or Warrants then outstanding and in effect.

     4. Loss, Theft, Destruction or Mutilation. In case this Warrant shall become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute and deliver a new Warrant in exchange for and upon surrender and cancellation of such mutilated or defaced Warrant or in lieu of substitution for such Warrant so destroyed, lost or stolen, upon the Holder of such Warrant filing with the Company such evidence satisfactory to it that such Warrant has been so mutilated, defaced, destroyed, lost or stolen and of the ownership thereof by the Holder; provided, however, that the Company shall be entitled, as a condition to the execution and delivery of such new Warrant, to demand indemnity satisfactory to it and payment of expenses and charges incurred in connection with the delivery of such new Warrant. All Warrants so surrendered to the Company shall be canceled.

     5. Record Owner. At the time of the surrender of this Warrant, with the form of subscription properly executed, and the payment of the Exercise Price, the person exercising the Warrant shall be deemed to be the Holder of record of the Shares of Common Stock deliverable upon such exercise, in whole or in part, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Shares of Common Stock shall not then be actually delivered to such person.

     6. Fractional Shares. No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a Share called for on such exercise, the Holder may elect to receive, and the Company shall pay to the Holder, an amount in cash equal to such fraction multiplied by the Exercise Price. In the alternative, the Holder may elect to remit to the Company an amount in cash equal to the difference between such fraction and one (1), multiplied by the Exercise Price, and the Company will issue it one Share of Common Stock in addition to the number of whole Shares required by the exercise of the Warrant; provided, however, that the Company shall not be obligated by the operation of this Section 6 to issue Shares of Common Stock in the aggregate exceeding the number of Shares duly registered in accordance with applicable federal and state securities laws or as to which an exemption from registration has been determined to be available.

     7.  Original Issue Taxes.  The Company will pay all United
States, state and local (but not foreign) original issue taxes, if any, upon the issuance of this Warrant or the Shares deliverable upon exercise hereof.

     8. Mailing of Notices, etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first-class registered or certified mail, return receipt requested, postage prepaid, to the address of the Holder as shown on the records of the Company, or to such other address furnished to the Company in writing by the Holder of this Warrant. All notices from the Holder of this Warrant to the Company shall be mailed to the Company at 14530 East Fremont Avenue, Englewood, Colorado 80111 or at any other principal office maintained by the Company in any state.

     10. Laws of the State of Colorado. This Warrant shall be governed by, interpreted under and construed in all respects in accordance with the laws of the State of Colorado irrespective of the place of domicile or residence of any party. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Warrant, the parties hereby agree and consent to the jurisdiction and venue of the court of the State of Colorado, or the United States District Court for the District of Colorado; and further agree and consent that personal service of process in any such action or proceeding outside the State of Colorado shall be tantamount to service in person in Colorado.

     11. Entire Agreement and Modification. The Company and the Holder hereby represent and Warrant that this Warrant is intended to and does contain and embody all of the understandings and agreements, both written and oral, of the parties hereto with respect to the subject matter of this Warrant, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Warrant shall be in any way invalidated, empowered or affected. A modification or waiver of any of the terms, conditions or provisions of this Warrant shall be effective only if made in writing and executed with the same formality of this Warrant.

     This Warrant will become wholly void and of no effect and the rights evidenced hereby will terminate unless exercised in accordance with the terms and provisions hereof at or before 5:00 p.m. Denver, Colorado time, on the Expiration Date.

     IN WITNESS WHEREOF, the Company by its duly authorized
officer, has executed this Warrant on this      23rd      day of
   March   , 1998.
                                         COMTEC INTERNATIONAL, INC.
                           By:  ___________________________________
                                          Donald G. Mack, President

                   COMTEC INTERNATIONAL, INC.

                       FORM OF ASSIGNMENT
                       ------------------

    (Subject to the restrictions set forth on the face hereof)



FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________ the right represented by this Warrant to purchase ______________________

Shares of Common Stock, $.001 par value per Share of ComTec

International, Inc. to which this Warrant relates, and appoints

__________________________ attorney to transfer said right on the books of said Corporation, with full power of substitution in the premises.


Dated  _______________        ___________________________________
                              (Signature must conform in all
                              respects to name of Holder as
                              specified on the face of the Warrant)

                   COMTEC INTERNATIONAL, INC.

                    FORM OF WARRANT EXERCISE
                    ------------------------
          (To be signed only upon exercise of Warrant)





To:



THE UNDERSIGNED, the Holder of this Warrant, hereby irrevocably elects to exercise the purchase rights represented by this

Warrant for, and to purchase thereunder, pursuant to and in

accordance with the terms of this Warrant, __________ Shares of

Common Stock, $.001 par value per Share of ComTec International,

Inc. and herewith makes payment of $_____________ therefor, and requests that the certificates for such Shares be Issued in the name of and be delivered to __________________________________,

whose address is _______________________________, and if such

Shares shall not be all of the Shares purchasable thereunder, that a new Warrant of like tenor for the balance of the Shares

purchasable hereunder be delivered to the undersigned.


Dated  _________________      ___________________________________
                              (Signature must conform in all
                              respects to name of Holder as
                              specified on the face of the Warrant)




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